UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2017

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2016

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The S&P 500 Index increased by 13.6% for the six-month period ended August 31, 2016. During the period, equity markets appreciated with expanded earnings multiples despite declining earnings expectations and mixed economic news. According to Russell data, U.S. stocks as a whole provided positive returns with small capitalization stocks outperforming large capitalization stocks and with value stocks outpacing growth stocks across the market capitalization spectrum.

The United Kingdom’s vote to leave the European Union (“Brexit”) led to dramatic declines in capital asset prices in late June but the sell-off was short lived as Brexit is turning out to be a non-event for stock markets.

The headline U.S. Gross Domestic Product (GDP) growth number for the second quarter of 1.2% fell below expectations. Slower spending by businesses and consumers contributed to tepid growth.

Strong employment, rising capital spending and increased consumer spending should support growth in the coming months. Long-term growth may be subdued due to declining corporate profit margins, high debt levels, higher levels of savings, political uncertainty and weaker economies abroad, which will depress exports.

The unemployment rate held steady at 4.9%, supported by strong job growth. A steady pace of hiring, strong consumer spending and positive producer sentiment should bode well for employment.

The Institute for Supply Management (ISM) reported lower figures for the month of August with Manufacturing at 49.4 and Non-Manufacturing at 51.4. Figures above 50 signal an expansion, while figures below 50 are indicative of a contraction.

The U.S. economy showed signs of strength with low unemployment, increases in wage growth and a positive outlook for economic activity, so the case for an increase in the Federal-Funds rate has strengthened in recent months. While U.S. interest rates are low, we believe they remain attractive compared to global fixed income rates, which may lead to continued strength of the dollar. At the same time, the spread between the two- and ten-year U.S.

Treasury yield has narrowed and negative nominal rates across Europe and Japan have the market concerned about future global economic growth.

In our August 2015 semi-annual letter, we wrote about the performance differential between value and growth and the valuation gap between the two styles. We further detailed our belief that we were about to begin an investment cycle where value outpaces growth. For the past six- and twelve-month periods, across the market cap spectrum, value stocks have outpaced growth stocks. We believe this trend will continue. After years of underperformance, in our opinion value stocks have continued to look like relative bargains compared to growth stocks, with valuation spreads resembling the early stages of historic periods where value style of investing has been rewarded by the market.

While valuations appear stretched in certain sectors, there are areas with favorable valuations including stocks in the Industrials, Consumer Discretionary and Technology sectors. Within Industrials, investor sentiment has priced the entire sector for a recession with the most pessimistic scenario reflected in current valuations. With roads, bridges, and airports aging we expect increasing infrastructure spending to provide a boost to this sector. We believe the Consumer Discretionary sector should benefit from rising employment, wage growth, and lower gasoline prices. Stocks in the Technology sector have relatively strong top line growth, high profit margins, large cash reserves, strong balance sheets and low levels of debt. We continue to favor select stocks in the Financials sector where even in the current low interest rate environment the combination of low valuations and depressed but healthy returns on capital support a compelling investment opportunity even as the prospect of rising interest rates provides further upside optionality. Additionally, we continue to have overweight allocations to energy stocks. We believe a sustainable rally is underway in natural gas. Demand remains strong, coal plants continue to be retired and liquid natural gas (“LNG”) exports continue to grow. We believe the oil market will be supported by the reduced supply resulting from the recent reduction in capital expenditures.

In higher yielding sectors, including Utilities, Telecomm, Consumer Staples and Real Estate, lofty valuations coupled with rising interest rates may lead to price-to-earnings (“P/E”) compression. We continue to have little exposure to these sectors.

Company Spotlight – Snow Capital Opportunity Fund

PBF Energy Inc. (PBF)

PBF Energy Inc. (PBF) is an independent refiner and supplier of petrochemical products. PBF has detracted from 2016 results as domestic refined product inventories remain elevated and costs associated with the Renewable Fuel Standard (RFS) Mandate continue to rise. Despite these issues, which may cause near-term volatility around earnings, shares of PBF trade at a significant discount to peers and the market, on what should be trough earnings. We feel sentiment around the stock should begin to improve following the acquisition of Exxon’s Torrance, CA refinery, as the market begins to appreciate the improved asset base of the company. Since 2015, PBF has not only increased throughput capacity by over 60%, but also diversified operations away from the highly competitive East Coast. The first acquisition was for Exxon/PDVSA’s Chalmette, LA refinery located just outside of New Orleans. The acquisition closed in November of 2015, and is expected to add over $250 million in incremental EBITDA by 2017. The second acquisition was for XOM’s Torrance, CA refinery, and closed at the end of June, and could add over $350 million in incremental EBITDA by 2017. The acquisitions effectively doubled the earnings potential of the company, with management estimating mid-cycle EBITDA to be between $800 million and $1.2 billion.

Despite the improved earnings prospects, shares have declined significantly since peaking last November, as refining margins have pulled-back under the weight of product oversupply. PBF is now expected to earn $1.75 in 2016, with shares, as of August 31, 2016, trading at fourteen times, reflecting a significantly depressed earnings level and without full contribution from the acquired refineries. We feel that as the industry works through excess inventory, margins will begin to stabilize moving through the second half of the year, as demand remains strong, helped by low prices and record Vehicle Miles Traveled. Looking past the current headwinds, shares should begin to rerate as normalized earnings become clearer. Given management’s estimates, PBF should make at least $4 per share in earnings, as the recent acquisitions begin to contribute to ongoing operations. With shares as of August 31, 2016 trading at five times mid-cycle earnings, shares of PBF offer significant risk-adjusted upside potential, as near-term headwinds subside through the remainder of 2016.

Company Spotlight – Snow Small Cap Value Fund

Lannett Company, Inc. (LCI)

We began adding shares of generic pharmaceutical manufacturer, Lannett Company, Inc. (LCI), in February, as shares had decreased 70% from all-time highs reached in March of 2015. The significant underperformance was both company-specific and industry-related, as investors began to question LCI’s ability to deliver earnings-growth in line with recent history.

The majority of the underperformance had to do with LCI’s recent acquisition of Kremers-Urban. The acquisition essentially doubled the size of LCI, and was expected to be immediately accretive to earnings. Prior to the acquisition, LCI had essentially no debt and unfortunately for the company, the deal was completed at a time when the high-yield bond market was experiencing significant volatility, with headlines related to Valeant Pharmaceuticals and predatory drug-pricing techniques and political headlines from presidential candidates. The deal was financed with $1.3 billion of debt, with LCI’s effective interest rate nearing 8.7%, and bringing net debt to trailing twelve-month EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) to 3.2 times.

Additionally, immediately following the transaction, Kremers-Urban’s legacy customer, Red Oak (the largest single generic pharmaceuticals sourcing entity in the United States and buying agent joint venture between CVS and Cardinal Health), notified LCI they would no longer be using the company. Due to the lost customer, management was forced to revise profitability guidance, with the transaction now expected to be mildly dilutive in FY 2016 and only mid-to-high-single-digit accretion in fiscal year 2017. Furthermore, generic drug-price inflation, which had been somewhat of an anomaly for the generic industry, began to revert toward deflation, creating another headwind for the industry as a whole.

Shares have rallied since LCI’s March earnings call, with management reiterating their FY 2016 sales and earnings guidance, in addition to replacing the lost EBITDA associated with the customer defection. Additionally, management announced they have re-established the relationship with Red Oak, which should allow for additional revenue and EBITDA upside moving forward. More recently, LCI announced the repurchase of the high-yield debt issued in conjunction with the Kremers-Urban acquisition. The refinancing will save LCI $170 million over the next seven years and will add over 60 cents to annual earnings per share. There have also been rumors of pending approval from the Food and Drug Administration which would help 2017 earnings growth.

With shares trading at a significant discount to peers and the market at 9.8 times earnings, we feel LCI offers significant risk-adjusted upside potential. As the company corrects the missteps of the past year, shares should rerate, as the true earnings potential of the company becomes more visible.

In Closing

At Snow Capital Management L.P., we are bottom-up fundamental stock pickers. We do not attempt to time the market. We stay nearly fully invested at all times, holding minimal cash balances in order to service fund redemptions. Over the short-term capital asset prices often oscillate in ways that are hard to predict. This may result in short-term losses that can be difficult to endure, but we believe one does not maximize long-term returns by continually trying to guess the next market move. In our opinion, real wealth is built over long periods of time by sticking to an investment discipline, both in good times and bad. We continue to have a positive outlook for long-term equity returns. Our investments have near-term catalysts with attractive valuations, solid balance sheets and strong cash flows. Collectively, we believe our Funds offer favorable valuations compared to their benchmarks. As of August 31, 2016, our stocks sell at a 20% to 40% discount to their benchmarks on earnings, book value, and cash flow while, we believe, also offering superior growth potential in forecasted earnings. Over our three to five year investment horizon, we continue to believe our Funds’ are well positioned to benefit from long-term growth opportunities.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. Both funds employ the same investment process. Your financial professional can help you determine which fund may be best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the six month period ended August 31, 2016, the Snow Capital Opportunity Fund’s Institutional Class shares recorded a return of 28.41% compared to a return of 13.60% for the S&P 500 Index and a return of 16.69% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a long portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio through the purchase and/or sale of short positions, options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the six month period ended August 31, 2016, the Energy, Information Technology, Financials, Materials, Industrials, Consumer Discretionary, and Utilities sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Southwestern Energy (SWN) appreciated in response to higher natural gas prices. The supply of natural gas continues to fall following a steep decline in drilling activity in the U.S. Hewlett Packard Enterprise Company (HPE) disclosed plans to achieve significant synergies by spinning off two of its underperforming subsidiaries. Sales trends have also improved in recent quarters. Genworth Financial, Inc. (GNW) reported results that were ahead of expectations and made progress on plans to separate its long-term care business. Cemex, S.A.B de C.V. (CX), a cement producer, reported strong underlying results despite a further weakening of the Mexican Peso. International Paper Company (IP) posted second quarter results that were above expectations, with incremental benefits from a number of small projects as well as improved profitability following the exit of the Sun JV in China. The acquisition of Weyerhaeuser Company’s (WY) fluff pulp business is a significant transaction for the company and will have a meaningful impact on the financials and capital allocation. Recent industry metrics indicate that containerboard prices are increasing, which adds upside to near-term expectations.

Top Detractors from the Fund’s Return

For the six month period ended August 31, 2016, the Consumer Staples, Health Care, Telecommunication Services, and Real Estate sectors detracted from overall performance.

Abercrombie & Fitch (ANF) detracted from results after the company reported lower than expected sales and earnings. It appears that the anticipated operational turnaround has been pushed out to 2017. Shares of independent oil refiner PBF Energy Inc. (PBF) negatively impacted performance, as elevated refined product inventories and costs associated with the Renewable Fuel Standard (RFS) mandate hurt profitability. We believe that as the North American refining industry returns to a more normal turnaround schedule, inventory oversupply should subside, allowing for a more normalized refining margin environment. Shares in Macy’s, Inc. (M) lost value after the company posted lower than expected revenue and cut its profit forecast. We continue to hold the position based upon its low relative valuation, strong balance sheet, tenured management team and high potential for above-average earnings growth. Aerospace and defense manufacturer Triumph Group, Inc. (TGI) detracted from performance as the stock fell sharply after the new CEO lowered guidance during the fiscal first quarter conference call. TGI is still in the early stages of a turnaround, and management wanted to give itself a cushion for ‘execution risk’ which took analysts by surprise. Although early in its tenure, the new management team is making progress in consolidating facilities, reducing costs, repairing customer relationships, and expanding content and we expect better results in the coming quarters. Teva Pharmaceutical Industries Limited (TEVA) negatively impacted overall performance as headlines regarding generic drug pricing and uncertainty around the patent validity for TEVA’s market leading Multiple Sclerosis drug, Copaxone, weighed on shares. We believe that as TEVA integrates their newly acquired Actavis Generic business, we believe the company’s P/E multiple should expand due to the increased profitability of the newly combined entity.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Information Technology, Materials, and Energy sectors, and a below-average weight in the Consumer Staples, Utilities, Consumer Discretionary, Financials, Telecommunication Services, Industrials, and Health Care sectors. The Fund maintained a zero percent weighting in the Real Estate sector as of August 31, 2016.

We reduced our exposure to Financials, Consumer Discretionary, Industrials, and Utilities and increased our investments in Information Technology, Health Care, Energy, and Materials during the period. The Fund maintained a net negative position in Consumer Staples and Telecommunication Services.

As of the end of August, the portfolio held 32 core long positions and was approximately 87% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio. We are holding cash as a component of our strategies and to seek to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

Symantec Corporation (SYMC)

Several transformative capital transactions have led to a more focused and more growth-oriented Symantec. After years of trailing the overall security market, the company is poised to take market share with new and compelling product offerings.

NCR Corporation (NCR)

NCR is a leading manufacturer of financial transaction machines and other products. The Company produces automated teller machines (ATM), self-checkout and self-service kiosks, point-of-sale workstations and scanners. The company also manufactures printer consumable products while also managing networks and servers for ATMs and kiosks. NCR should benefit from recovery in their Retail and Financial Services business, as companies look to offset rising labor costs with self-check-out and increasingly automated alternatives.

Bank of America Corporation (BAC)

One of the largest financial institutions in the United States, we believe that BAC may benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

Cypress Semiconductor Corporation (CY)

CY provides embedded processor and memory chips primarily to auto, industrial, and consumer end-markets. The company engaged in a transformative acquisition with Spansion, and we believe the combination of these two complementary and previously-subscale companies will result in substantial synergies and earnings improvement not currently reflected in the stock.

Owens-Illinois, Inc. (OI)

OI is a global supplier of glass packaging. We believe restructuring efforts and improving industry dynamics may lead to better results in the future.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six month period ended August 31, 2016, the Snow Capital Small Cap Value Fund’s Institutional Class shares recorded a return of 19.78% compared to a return of 22.00% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments, at cost, from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

For the six month period ended August 31, 2016, the Financials, Industrials, Health Care, Information Technology, Materials, Consumer Staples, Consumer Discretionary, and Real Estate sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

OFG Bancorp (OFG), a Puerto Rican bank, positively contributed to performance as investors became more comfortable with the company’s credit exposure to Puerto Rican Electrical Power Authority (PREPA) and with the prospect of a meaningful restructuring at the government level. Additionally, OFG reported a solid quarter with loan growth, healthy credit trends, overhead reductions, and even some growth in the net interest margin which boosted shares. Shares of generic pharmaceutical manufacturer Lannett Company, Inc. (LCI) added to overall performance as the company assuaged concerns regarding generic drug pricing and corporate profitability. We began adding LCI in February, 2016, as shares had collapsed 70% from all-time highs reached in March 2015. The underperformance was related to a problematic acquisition that forced LCI to issue significant debt at a time when the high-yield bond market was experiencing elevated volatility. Shares have rallied since March, as operating performance has improved. Additionally, LCI was able to restructure their debt, which should allow for even greater profitability moving forward. Acacia Research (ACTG) outperformed following favorable court rulings and a strategic partnership with Veritone, a data analysis company, which was viewed favorably by the investors. Shares of Integra LifeSciences (IART) increased as the company continued to post earnings results ahead of expectations. Strong topline results from an updated product portfolio have been further helped by better operational execution, helping the company drive significant year over year earnings growth. SodaStream International (SODA) added to performance, reporting better-than-expected results for the second quarter in a row driven by a long-awaited double-digit increase in the North American segment sales (up 13%). After a complete repositioning of the brand as a healthy, environmentally friendly beverage choice, SODA has benefitted from top-line growth and operating margin expansion as well as improved investor sentiment.

Top Detractors from the Fund’s Return

For the six month period ended August 31, 2016, the Energy sector detracted from overall performance.

Carbo Ceramics (CRR) declined in response to low oil prices and weak demand for ceramic proppant. Recent equity and debt offerings will help to shore up the balance sheet.

Shares of independent oil refiner PBF Energy Inc. (PBF) negatively impacted performance, as elevated refined product inventories and costs associated with the Renewable Fuel Standard (RFS) mandate hurt profitability. We feel that as the North American refining industry returns to a more normal turnaround schedule, inventory oversupply should subside, allowing for a more normalized refining margin environment. Tidewater Inc. (TDW) continues to experience weakness in offshore markets. The company is in the process of renegotiating financial covenants with its lenders. Abercrombie & Fitch (ANF) detracted from results after the company reported lower than expected sales and earnings. It appears that the anticipated operational turnaround has been pushed out to 2017. Community Health Systems (CYH) Community Health Systems negatively impacted performance due to continued poor execution by management.

Were there significant changes to the portfolio?

Compared to the Russell 2000 Value Index, the Fund holds an above-average weight in the Health Care, Industrials, Information Technology, Energy,

Materials, and Consumer Staples sectors, and a below-average weight in the Financials, Real Estate, and Consumer Discretionary sectors. The Fund maintained a zero percent weighting in the Utilities and Telecommunication Services sectors as of August 31, 2016.

We reduced our exposure to Consumer Discretionary, Industrials, Real Estate, Energy, and Financials, and increased our investments in Materials, Health Care, Information Technology, and Consumer Staples during the period.

Comments on the Fund’s Five Largest Holdings

Lannett Company (LCI)

LCI is a fully integrated pharmaceutical company that develops, manufactures, packages, markets, and distributes generic pharmaceutical products in the U.S. Based on the number of prescription transactions (according to IMS Health), LCI is currently among the top 25 generic pharmaceutical companies in the U.S. As LCI integrates their recent acquisition of Kemers-Urban (KU), the stock should begin to re-rate as the company pays down debt and the market begins to appreciate the earnings potential of the company.

Atlas Air Worldwide Holdings (AAWW)

AAWW is a leading global air cargo company operating a fleet of more than 70 aircraft as of 2Q16. Industry sectors served by AAWW customers include high-tech products, capital goods, intermediate materials, perishables, apparel, and several others. AAWW also operates passenger flights for the military and the private sector.

OFG Bancorp (OFG)

After emerging from the financial crisis relatively unscathed, OFG transformed its business by acquiring assets from institutions in more precarious positions for favorable terms. Today, the overcapitalized bank continues to roll off its Puerto Rican exposure while its asset sensitive balance sheet can benefit from a rising interest rate environment.

Green Dot Corporation (GDOT)

GDOT is a leading player in the General Purpose Reloadable (GPR) debit card space. GDOT’s cards are marketed to banked, under-banked and unbanked consumers throughout the U.S. GDOT is also the largest processor of tax refund disbursements in the U.S.

Open Text Corporation (OTEX)

OTEX is a leading provider of software and services enabling organizations to better find, utilize, and share their business information from any device in ways which are intuitive, efficient, and productive. OTEX has an updated product portfolio and we believe that OTEX should continue to benefit from industry growth drivers such as digitalization, compliance, security, cloud, mobility, new business processes, and business-to-business growth. Mergers and acquisitions activity could also be materially accretive.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use short positions, options or futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and/or currency exchange rates. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a of stock divided by its trailing twelve month operating earnings per diluted share of equity

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity

Earnings before interest, depreciation and amortization (EBITDA) is a measure of the earnings of a company that adds the interest expense, depreciation and amortization back to the net income number, but takes the tax expense into consideration.

The Institute for Supply Management (ISM) Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

Institute for Supply Management (ISM) Non-manufacturing Index is an index based on surveys of more than 400 non-manufacturing firms’ purchasing and supply executives, within 60 sectors across the nation, by the Institute of Supply Management. The ISM Non-Manufacturing Index tracks economic data, like the ISM Non-Manufacturing Business Activity Index. A composite diffusion index is created based on the data from these surveys, that monitors economic conditions of the nation.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Earnings per diluted share is a performance metric used to gauge the quality of a company’s earnings per share (EPS) if all convertible securities were exercised. Earnings growth is not representative of the Fund’s future performance

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16 - 8/31/16).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period 3/1/16- 8/31/16	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Class A**	$1,000.00	$1,282.50	$9.32	1.62%
Class C**	1,000.00	1,277.50	13.61	2.37
Institutional Class**	1,000.00	1,284.10	7.89	1.37
Small Cap Value Fund*
Class A***	1,000.00	1,196.00	9.47	1.71
Class C***	1,000.00	1,191.80	13.59	2.46
Institutional Class***	1,000.00	1,197.80	8.09	1.46

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (365).
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $8.92, $13.20, and $7.48 for Class A , Class C, and Institutional Class shares, respectively.
***	Excluding interest expense, your actual cost of investing in the Fund would be $9.41, $13.48, and $8.03 for Class A , Class C shares, and Institutional Class shares, respectively.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period 3/1/16- 8/31/16	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Class A**	$1,000.00	$1,017.04	$8.24	1.62%
Class C**	1,000.00	1,013.26	12.03	2.37
Institutional Class**	1,000.00	1,018.30	6.97	1.37
Small Cap Value Fund*
Class A***	1,000.00	1,016.59	8.69	1.71
Class C***	1,000.00	1,012.80	12.48	2.46
Institutional Class***	1,000.00	1,017.85	7.43	1.46

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (365).
**	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $7.88, $11.67 and $6.61 for Class A, Class C, and Institutional shares, respectively.
***	Excluding interest expense, your hypothetical cost of investing in the Fund would be $8.64, $12.38, and $7.37 for, Class A, Class C, and Institutional shares, respectively.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations between $100 million and $3 billion (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2016 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2016 is shown below.

*	Short securities (12.53%)

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2016(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	-3.03%	0.75%	8.88%	9.21%
Class A (without sales charge)	2.36%	2.58%	10.06%	10.24%
Class C (with sales charge)	0.59%	1.84%	9.24%	9.43%
Class C (without sales charge)	1.59%	1.84%	9.24%	9.43%
Institutional Class	2.61%	2.83%	10.32%	10.51%
Russell 2000 Value Index	13.80%	8.51%	12.63%	10.72%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	-5.88%	8.55%	4.22%	3.72%
Class A (without sales charge)	-0.66%	9.73%	4.79%	4.27%
Class C (with sales charge)	-2.40%	8.95%	4.04%	3.52%
Class C (without sales charge)	-1.45%	8.95%	4.04%	3.52%
Institutional Class	-0.45%	10.01%	5.04%	4.52%
S&P 500 Index	12.55%	14.69%	7.51%	7.27%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

August 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.33%
Aerospace & Defense - 6.91%
Triumph Group, Inc.	65,100	$2,074,086
Wesco Aircraft Holdings, Inc. (a)	136,686	1,878,066

		3,952,152

Air Freight & Logistics - 4.28%
Atlas Air Worldwide Holdings, Inc. (a)	65,793	2,443,552

Banks - 11.10%
First Commonwealth Financial Corp.	108,430	1,107,070
FNB Corp.	98,459	1,229,753
OFG Bancorp (b)	215,610	2,352,305
The Bancorp, Inc. (a)	168,637	1,043,863
Zions Bancorp.	20,000	611,800

		6,344,791

Chemicals - 5.47%
A Schulman, Inc.	33,649	858,050
FMC Corp.	19,655	922,606
LSB Industries, Inc. (a)	111,748	1,340,975

		3,121,631

Commercial Services & Supplies - 2.59%
ACCO Brands Corp. (a)	147,948	1,479,480

Communications Equipment - 2.04%
Black Box Corp.	64,705	902,635
Ixia (a)	23,000	265,190

		1,167,825

Consumer Finance - 4.10%
Green Dot Corp. (a)	101,075	2,344,940

Containers & Packaging - 0.85%
Owens- Illinois, Inc. (a)	27,255	488,682

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Shares	Value
Diversified Financial Services - 2.15%
Voya Financial, Inc.	42,000	$1,228,080

Electronic Equipment, Instruments & Components - 9.85%
Keysight Technologies, Inc. (a)	64,650	1,967,299
Orbotech Ltd. (a)(b)	19,055	544,592
OSI Systems, Inc. (a)	21,627	1,450,307
Zebra Technologies Corp. (a)	23,770	1,662,949

		5,625,147

Energy Equipment & Services - 3.12%
CARBO Ceramics, Inc. (a)	76,721	961,314
Tidewater, Inc. (a)	251,150	821,261

		1,782,575

Food & Staples Retailing - 2.13%
The Andersons, Inc.	33,000	1,219,350

Food Products - 1.57%
Omega Protein Corp. (a)	35,595	897,350

Health Care Equipment & Supplies - 6.41%
Analogic Corp.	16,960	1,509,440
Integra LifeSciences Holdings Corp. (a)	24,900	2,151,857

		3,661,297

Health Care Providers & Services - 4.43%
Community Health Systems, Inc. (a)	119,535	1,276,634
Kindred Healthcare, Inc.	113,595	1,254,089

		2,530,723

Hotels, Restaurants & Leisure - 1.26%
Bloomin’ Brands, Inc.	37,000	722,980

Household Durables - 1.24%
SodaStream International Ltd. (a)(b)	24,929	707,236

Insurance - 2.14%
American Equity Investment Life Holding Co.	69,340	1,221,771

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Shares	Value
Machinery - 5.14%
Actuant Corp.	16,420	$391,289
Crane Co.	24,250	1,559,760
L.B. Foster Co.	82,103	986,057

		2,937,106

Metals & Mining - 0.45%
United States Steel Corp.	13,370	259,913

Multiline Retail - 2.31%
Big Lots, Inc.	26,763	1,319,951

Oil, Gas & Consumable Fuels - 5.31%
PBF Energy, Inc.	96,000	2,102,400
Southwestern Energy Co. (a)	67,000	931,970

		3,034,370

Pharmaceuticals - 4.32%
Lannett, Inc. (a)	73,008	2,472,051

Professional Services - 2.06%
Acacia Research Corp. (a)	152,853	914,061
On Assignment, Inc. (a)	7,000	263,970

		1,178,031

Semiconductors & Semiconductor Equipment - 1.52%
Cypress Semiconductor Corp.	73,000	870,890

Software - 3.80%
OpenText Corp. (b)	34,600	2,173,572

Specialty Retail - 1.08%
Genesco, Inc. (a)	8,500	617,440

Trading Companies & Distributors - 1.70%
DXP Enterprises, Inc. (a)	19,700	553,373
Titan Machinery, Inc. (a)	39,265	420,528

		973,901

TOTAL COMMON STOCKS (Cost $55,953,747)		$56,776,787

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 1.17%
Highwoods Properties, Inc.	12,580	$667,243

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $490,448)		$667,243

SHORT-TERM INVESTMENT - 0.01%
MONEY MARKET FUND - 0.01%
Fidelity Institutional Government Portfolio, Class I, 0.260% (c)	3,816	3,816

TOTAL MONEY MARKET FUNDS (Cost $3,816)		$3,816

Total Investments (Cost $56,448,011) - 100.51%		57,447,846
Liabilities in Excess of Other Assets - (0.51)%		(289,109)

TOTAL NET ASSETS - 100.00%		$57,158,737

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of August 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 92.83%
Banks - 6.42%
Bank of America Corp. (a)	506,000	$8,166,840
JPMorgan Chase & Co. (a)	75,200	5,076,000

		13,242,840

Biotechnology - 3.35%
Biogen, Inc. (b)	22,600	6,907,238

Construction Materials - 3.79%
CEMEX S.A.B. de C.V. - ADR	942,864	7,816,343

Containers & Packaging - 7.57%
International Paper Co.	160,000	7,758,400
Owens- Illinois, Inc. (b)	438,500	7,862,305

		15,620,705

Diversified Financial Services - 3.01%
Voya Financial, Inc. (a)	212,500	6,213,500

Electronic Equipment, Instruments & Components - 2.14%
Keysight Technologies, Inc. (b)	145,000	4,412,350

Health Care Equipment & Supplies - 3.48%
Zimmer Biomet Holdings, Inc. (a)	55,500	7,193,355

Household Durables - 1.97%
PulteGroup, Inc.	190,000	4,060,300

Insurance - 8.16%
American International Group, Inc. (a)	69,000	4,128,270
Genworth Financial, Inc. (b)	1,400,000	6,622,000
MetLife, Inc. (a)	140,000	6,076,000

		16,826,270

Machinery - 6.11%
Crane Co.	100,500	6,464,160
Kennametal, Inc.	220,000	6,151,200

		12,615,360

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Shares	Value
Multiline Retail - 1.26%
Macy’s, Inc.	72,000	$2,604,960

Oil, Gas & Consumable Fuels - 12.07%
BP PLC - ADR	198,000	6,704,280
Chesapeake Energy Corp. (b)	530,000	3,365,500
Kinder Morgan, Inc.	90,000	1,966,500
PBF Energy, Inc.	260,000	5,694,000
Southwestern Energy Co. (b)	516,000	7,177,560

		24,907,840

Pharmaceuticals - 1.66%
Teva Pharmaceutical Industries Ltd. - ADR (a)	68,000	3,426,520

Semiconductors & Semiconductor Equipment - 11.61%
Cypress Semiconductor Corp.	660,000	7,873,800
Micron Technology, Inc. (b)	403,000	6,645,470
QUALCOMM, Inc.	111,500	7,032,305
Skyworks Solutions, Inc.	32,000	2,395,520

		23,947,095

Software - 4.09%
Symantec Corp.	350,000	8,445,500

Specialty Retail - 5.35%
Abercrombie & Fitch Co.	241,400	4,282,436
Dick’s Sporting Goods, Inc.	115,500	6,768,300

		11,050,736

Technology Hardware, Storage & Peripherals - 10.79%
Hewlett-Packard Enterprise Co.	354,000	7,603,920
NCR Corp. (b)	241,804	8,185,065
NetApp, Inc.	187,000	6,468,330

		22,257,315

TOTAL COMMON STOCKS (Cost $177,113,669)		$191,548,227

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

	Principal Amount	Value
CONVERTIBLE BONDS - 4.13%
Chesapeake Energy Corp.
2.50%, 05/15/2037	3,500,000	$3,513,125
2.50%, 05/15/2037	5,000,000	5,018,750

TOTAL CONVERTIBLE BONDS (Cost $5,416,474)		8,531,875

CORPORATE BONDS - 1.04%
W&T Offshore, Inc.
8.50%, 06/15/2019	7,000,000	2,152,500

TOTAL CORPORATE BONDS (Cost $2,473,532)		2,152,500

	Contracts
PURCHASED OPTIONS - 0.07%
Call Options - 0.07%
Macy’s, Inc.
Expiration: January, 2017, Exercise Price: $39.000	800	152,000

TOTAL PURCHASED OPTIONS (Cost $123,120)		152,000

	Shares
SHORT-TERM INVESTMENTS - 1.46%
Money Market Fund - 1.46%
Fidelity Institutional Government Portfolio, Class I, 0.260% (c)	3,019,652	3,019,652

TOTAL SHORT-TERM INVESTMENTS (Cost $3,019,652)		3,019,652

Total Investments (Cost $188,146,447) - 99.53%		205,404,254
Other Assets in Excess of Liabilities - 0.47%		966,288

TOTAL NET ASSETS - 100.00%		$206,370,542

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2016 (Unaudited)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	All or a portion of this security is pledged as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Seven day yield as of August 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Securities Sold Short

August 31, 2016 (Unaudited)

	Shares	Value
Securities Sold Short
Accenture PLC (a)	(6,320)	$(726,800)
Adobe Systems, Inc.	(7,610)	(778,579)
AT&T, Inc.	(17,670)	(722,350)
Automatic Data Processing, Inc.	(8,540)	(766,977)
Brown-Forman Corp.	(7,630)	(370,437)
CME Group, Inc.	(6,780)	(734,613)
The Coca-Cola Co.	(17,540)	(761,762)
Colgate-Palmolive Co.	(10,060)	(747,860)
DENTSPLY SIRONA, Inc.	(11,860)	(728,916)
Domino’s Pizza, Inc.	(4,910)	(734,389)
EI du Pont de Nemours & Co.	(10,290)	(716,184)
Duke Energy Corp.	(9,110)	(725,703)
Ecolab, Inc.	(6,280)	(772,754)
Edwards Lifesciences Corp.	(6,320)	(727,811)
Electronic Arts, Inc.	(9,940)	(807,426)
EQT Corp.	(10,150)	(725,725)
Fastenal Co.	(17,710)	(763,478)
General Dynamics Corp.	(5,170)	(786,977)
Halliburton Co.	(17,380)	(747,514)
Hess Corp.	(13,730)	(745,539)
Illinois Tool Works, Inc.	(6,650)	(790,353)
Ingredion, Inc.	(5,550)	(760,128)
Invesco Ltd. (a)	(23,710)	(739,515)
L Brands, Inc.	(9,540)	(727,043)
Level 3 Communications, Inc.	(15,470)	(767,776)
LKQ Corp.	(22,070)	(796,506)
Moody’s Corp.	(6,850)	(744,527)
MSCI, Inc.	(8,230)	(741,688)
Pioneer Natural Resources Co.	(4,670)	(836,164)
SCANA Corp.	(10,130)	(715,685)
AO Smith Corp.	(7,950)	(767,016)
Stryker Corp.	(6,310)	(729,815)
Sysco Corp.	(13,690)	(709,963)
VF Corp.	(12,050)	(747,703)
Zoetis, Inc.	(13,670)	(698,537)

Total for Shares Sold Short (Proceeds: $25,740,037)		$(25,864,211)

(a)	Foreign issued security.

Snow Capital Family of Funds

Statements of Assets and Liabilities

August 31, 2016 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value: (Cost $56,448,011 and $188,146,447, respectively)	$57,447,846	$205,404,254
Dividends and interest receivable	49,275	670,854
Receivable for investments sold	13,118	5,860,357
Receivable for Fund shares sold	30,399	27,619
Deposit for short sales	—	26,797,511
Other assets	13,861	24,266

TOTAL ASSETS	57,554,499	238,784,861

LIABILITIES
Short securities, at value (premiums received of $0 and $25,740,037, respectively)	—	25,864,211
Payable for investments purchased	—	5,862,573
Payable for Fund shares redeemed	237,313	282,603
Payable to affiliates	40,471	73,687
Payable to Adviser	39,615	166,692
Payable for distribution fees	31,790	80,567
Payable for shareholder servicing fees	531	19,973
Accrued expenses and other liabilities	46,042	64,013

TOTAL LIABILITIES	395,762	32,414,319

NET ASSETS	$57,158,737	$206,370,542

Net assets consist of:
Paid-in Capital	$65,107,931	$222,849,523
Accumulated net investment income (loss)	(255,345)	6,035,867
Accumulated net realized loss	(8,693,684)	(39,648,481)
Net unrealized appreciation/depreciation on:
Investments	999,835	17,257,807
Securities sold short	—	(124,174)

NET ASSETS	$57,158,737	$206,370,542

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

August 31, 2016 (Unaudited)

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$21,020,487	$77,213,617
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	744,147	3,233,995
Net asset value and redemption price per share(1)	$28.25	$23.88
Maximum offering price per share (Net Asset Value per share divided by 0.9475)(2)	$29.81	$25.20

CLASS C SHARES
Net assets	$10,197,702	$29,090,788
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	379,001	1,302,818
Net asset value, redemption price and offering price per share(1) (3)	$26.91	$22.33

INSTITUTIONAL SHARES
Net assets	$25,940,548	$100,066,137
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	903,806	4,138,515
Net asset value, redemption price and offering price per share(1)	$28.70	$24.18

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Six Months Ended August 31, 2016 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$342,234	$2,027,705 (1)
Interest income	204	5,243,374

TOTAL INVESTMENT INCOME	342,438	7,271,079

EXPENSES
Management fees	349,762	1,002,016
Transfer agent fees and expenses	64,536	85,081
Administration fees	63,009	126,223
Distribution fees - Class C	41,526	111,191
Distribution fees - Class A	26,814	95,867
Federal and state registration fees	17,196	24,667
Audit and tax fees	14,184	16,599
Reports to shareholders	7,607	15,087
Shareholder servicing fees - Class C	6,402	37,063
Legal fees	6,034	5,621
Custody fees	5,496	10,493
Other expenses	4,932	8,788
Interest Expense	4,172	2,760
Chief Compliance Officer fees	4,048	4,048
Trustees’ fees	2,524	2,524
Accounting Expense	1,288	2,260
Interest and Broker Expenses	—	3,724
Dividends on short positions	—	59,207

TOTAL EXPENSES	619,530	1,613,219

Less waivers and reimbursement by Adviser (Note 4)	(92,171)	—

NET EXPENSES	527,359	1,613,219

NET INVESTMENT INCOME (LOSS)	(184,921)	5,657,860

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(4,536,921)	(1,331,557)
Securities sold short	—	(3,922,355)
Written options	—	142,474
Net change in unrealized appreciation on:
Investments	15,385,633	47,956,993
Securities sold short	—	383,029

NET REALIZED AND UNREALIZED GAIN	10,848,712	43,228,584

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,663,791	$48,886,444

(1)	Net of $7,897 and $11,971 in foreign withholding tax, and issuance fees, respectively

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	For the Six Months Ended August 31, 2016 (Unaudited)	Year Ended August 31, 2016

FROM OPERATIONS
Net investment loss	$(184,921)	$(241,388)
Net realized loss on:
Investments	(4,536,921)	(125,511)
Net change in unrealized appreciation (depreciation)
Investments	15,385,633	(20,655,676)

Increase (decrease) in net assets from operations	10,663,791	(21,022,575)

FROM DISTRIBUTIONS
Net realized gain - Class A	—	(93,333)
Net realized gain - Class C	—	(52,605)
Net realized gain - Institutional Class	—	(136,286)

Net decrease in net assets resulting from distributions paid	—	(282,224)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	1,188,145	5,190,920
Proceeds from shares sold - Class C	326,924	2,214,391
Proceeds from shares sold - Institutional Class	2,381,918	14,126,824
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	31,065
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	34,879
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	93,223
Payments for shares redeemed - Class A(1)	(4,097,269)	(11,172,878)
Payments for shares redeemed - Class C(2)	(2,597,146)	(6,496,481)
Payments for shares redeemed - Institutional Class(3)	(9,745,751)	(32,683,485)

Net increase (decrease) from capital share transactions	(12,543,179)	(28,661,542)

TOTAL DECREASE IN NET ASSETS	(1,879,388)	(49,966,341)
NET ASSETS
Beginning of Period	$59,038,125	$109,004,466

End of Period	$57,158,737	$59,038,125

ACCUMULATED NET INVESTMENT LOSS	$(255,345)	$(70,424)

(1)	Net of redemption fees of $1 and $15 for the period and year ended August 31, 2016 and February 29, 2016, respectively.
(2)	Net of redemption fees of $1 and $129 for the period and year ended August 31, 2016 and February 29, 2016, respectively.
(3)	Net of redemption fees of $2 and $358 for the period and year ended August 31, 2016 and February 29, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended August 31, 2016 (Unaudited)	Year Ended February 29, 2016

FROM OPERATIONS
Net investment income	$5,657,860	$1,134,999
Net realized gain (loss) on:
Investments	(1,331,557)	(28,744,826)
Securities sold short	(3,922,355)	3,243,884
Written options	142,474	931,591
Net change in unrealized appreciation (depreciation)
Investments	47,956,993	(73,918,327)
Securities sold short	383,029	(507,203)
Written options	—	(128,329)

Increase (decrease) in net assets from operations	48,886,444	(97,988,211)

FROM DISTRIBUTIONS
Net investment income - Class A	—	—
Net investment income - Institutional Class	—	—
Net realized gain - Class A	—	(2,226,180)
Net realized gain - Class C	—	(958,012)
Net realized gain - Institutional Class	—	(2,991,668)

Net increase (decrease) in net assets resulting from distributions paid	—	(6,175,860)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	321,270	12,797,834
Proceeds from shares sold - Class C	319,126	1,614,395
Proceeds from shares sold - Institutional Class	7,259,167	26,069,470
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	720,830
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	755,267
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	1,847,794
Payments for shares redeemed - Class A(1)	(10,585,532)	(24,331,420)
Payments for shares redeemed - Class C(2)	(5,421,771)	(14,469,157)
Payments for shares redeemed - Institutional Class(3)	(17,655,535)	(64,369,413)

Net decrease from capital share transactions	(25,763,275)	(59,364,400)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,123,169	(163,528,471)
NET ASSETS
Beginning of Period	$183,247,373	$346,775,844

End of Period	$206,370,542	$183,247,373

ACCUMULATED NET INVESTMENT INCOME	$6,035,867	$378,007

(1)	Net of redemption fees of $- and $1,212 for the period and year ended August 31, 2016 and February 29, 2016, respectively.
(2)	Net of redemption fees of $- and $27 for the period and year ended August 31, 2016 and February 29, 2016, respectively.
(3)	Net of redemption fees of $4 and $219 for the period and year ended August 31, 2016 and February 29, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended August 31, 2016 (Unaudited)	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$23.63	$30.94	$32.87	$27.67	$25.12	$24.50

Income from investment operations:
Net investment loss(1)	(0.09)	(0.08)	(0.15)	(0.33)	(0.23)	(0.26	)(2)
Net realized and unrealized gain (loss) on investments	4.71	(7.13)	1.76	6.98	4.22	0.98

Total from Investment Operations	4.62	(7.21)	1.61	6.65	3.99	0.72

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees (3) (Note 2)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$28.25	$23.62	$30.94	$32.87	$27.67	$25.12

Total Return(4)(5)	19.60%	(23.35)%	4.75%	23.94%	16.67%	3.00%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$21,020	$20,174	$32,604	$53,755	$27,052	$11,611
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	1.71%	1.93%	1.79%	2.00%	2.80%	3.67%
Excluding interest expense(6)	1.70%	1.91%	—	—	—	1.54%
After waivers and reimbursements of expenses(6)	2.04%	1.72%	1.70%	1.87%	2.00%	2.00%
Excluding interest expense(6)	2.03%	1.70%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.91)%	(0.51)%	(0.53)%	(1.18)%	(1.80)%	(2.84)%
After waivers and reimbursements of expenses(6)	(0.59)%	(0.30)%	(0.44)%	(1.05)%	(1.00)%	(1.17)%
Portfolio turnover rate(6)	22.75%	60.78%	83.51%	66.22%	89.48%	77.25%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Less than $0.005 per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended August 31, 2016 (Unaudited)	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$22.58	$29.80	$32.01	$27.18	$24.89	$24.46

Income from investment operations:
Net investment loss(1)	(0.17)	(0.26)	(0.36)	(0.54)	(0.42)	(0.44	)(2)
Net realized and unrealized gain (loss) on investments	4.50	(6.85)	1.69	6.82	4.15	0.97

Total from Investment Operations	4.33	(7.11)	1.33	6.28	3.73	0.53

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—	—

Net Asset Value, End of Period	$26.91	$22.58	$29.80	$32.01	$27.18	$24.89

Total Return(4)(5)	19.18%	(23.88)%	3.95%	23.00%	15.77%	2.22%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$10,198	$10,560	$18,739	$13,924	$2,692	$1,891
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	2.46%	2.42%	2.50%	2.72%	3.55%	4.42%
Excluding interest expense(6)	2.44%	2.41%	—	—	—	1.54%
After waivers and reimbursements of expenses(6)	2.66%	2.41%	2.45%	2.59%	2.75%	2.75%
Excluding interest expense(6)	2.64%	2.40%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(1.54)%	(1.00)%	(1.15)%	(1.85)%	(2.58)%	(3.59)%
After waivers and reimbursements of expenses(6)	(1.35)%	(0.98)%	(1.10)%	(1.72)%	(1.78)%	(1.92)%
Portfolio turnover rate(5)	22.75%	60.78%	83.51%	66.22%	89.48%	77.25%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Less than $0.005 per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended August 31, 2016 (Unaudited)	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$23.96	$31.31	$33.14	$27.82	$25.19	$24.51

Income from investment operations:
Net investment loss(1)	(0.04)	(0.01)	(0.02)	(0.25)	(0.19)	(0.21	)(2)
Net realized and unrealized gain (loss) on investments	4.78	(7.23)	1.73	7.02	4.26	0.99

Total from Investment Operations	4.74	(7.24)	1.71	6.77	4.07	0.78

Less Distributions:
From net realized gain on investments	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	—	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees (3) (Note 2)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$28.70	$23.96	$31.31	$33.14	$27.82	$25.19

Total Return(4)(5)	19.78%	(23.17)%	5.01%	24.24%	16.94%	3.24%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$25,941	$28,304	$57,662	$26,753	$8,570	$7,069
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	1.46%	1.67%	1.57%	1.74%	2.55%	3.42%
Excluding interest expense(5)	1.45%	1.66%	—	—	—	1.54%
After waivers and reimbursements of expenses(5)	1.79%	1.46%	1.45%	1.61%	1.75%	1.75%
Excluding interest expense(5)	1.78%	1.45%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(0.66)%	(0.24)%	(0.19)%	(0.90)%	(1.60)%	(2.59)%
After waivers and reimbursements of expenses(5)	(0.34)%	(0.04)%	(0.07)%	(0.77)%	(0.80)%	(0.92)%
Portfolio turnover rate(4)	22.75%	60.78%	83.51%	66.22%	89.48%	77.25%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended August 31, 2016 (Unaudited)		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$18.61		$27.96		$30.44	$23.35	$20.11	$21.57

Income from investment operations:
Net investment income (loss)(1)	0.62		0.10		0.03	0.01	0.00 (2)	0.04
Net realized and unrealized gain (loss) on investments	4.65		(8.85)		1.60	7.08	3.28	(1.50)

Total from Investment Operations	5.27		(8.75)		1.63	7.09	3.28	(1.46)

Less Distributions:
From net investment income	—		—		(0.04)	—	(0.04)	—
From net realized gain on investments	—		(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	—		(0.60)		(4.11)	—	(0.04)	—

Paid-in capital from redemption fees (Note 2)(2)	0.00		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$23.88		$18.61		$27.96	$30.44	$23.35	$20.11

Total Return(3)(4)	28.25%		(31.55)%		5.03%	30.36%	16.33%	(6.77)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$77,214		$68,874		$116,812	$125,243	$87,352	$122,004
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.62%		1.59%		1.47%	1.51%	1.55%	1.58%
Excluding dividends and interest expense on short positions(5)	1.55%		1.50%		—	—	—	1.54%
After waivers, reimbursements and recoupments of expenses(5)	1.62%		1.59%		1.47%	1.51%	1.55%	1.58%
Excluding dividends and interest expense on short positions(5)	1.55%		1.50%		—	—	—	1.54%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	5.64	%(6)	0.40	%(6)	0.11%	0.04%	0.02%	0.23	%(6)
After waivers, reimbursements and recoupments of expenses(5)	5.64	%(6)	0.40	%(6)	0.11%	0.04%	0.02%	0.23	%(6)
Portfolio turnover rate(4)	44.10%		67.95%		83.32%	90.69%	81.32%	85.09%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended August 31, 2016 (Unaudited)		For the Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$17.47		$26.49		$29.20	$22.57	$19.53	$21.08

Income from investment operations:
Net investment loss(1)	0.50		(0.08)		(0.18)	(0.17)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	4.36		(8.34)		1.54	6.80	3.17	(1.48)

Total from Investment Operations	4.86		(8.42)		1.36	6.63	3.04	(1.55)

Less Distributions:
From net investment income	—		—		—	—	—	—
From net realized gain on investments	—		(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	—		(0.60)		(4.07)	—	—	—

Paid-in capital from redemption fees (2) (Note 2)	0.00		0.00		0.00	0.00	—	0.00

Net Asset Value, End of Period	$22.33		$17.47		$26.49	$29.20	$22.57	$19.53

Total Return(3)(4)	27.75%		(32.05)%		4.27%	29.42%	15.51%	(7.31)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$29,091		$27,099		$55,434	$52,955	$40,300	$45,172
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.37%		2.33%		2.18%	2.22%	2.26%	2.18%
Excluding dividends and interest expense on short positions(5)	2.30%		2.25%		—	—	—	2.14%
After waivers, reimbursements and recoupments of expenses(5)	2.37%		2.33%		2.18%	2.22%	2.26%	2.18%
Excluding dividends and interest expense on short positions(5)	2.30%		2.25%		—	—	—	2.14%
Ratio of net investment income, (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	4.88	%(6)	(0.37	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)
After waivers, reimbursements and recoupments of expenses(5)	4.88	%(6)	(0.37	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)
Portfolio turnover rate(4)	44.10%		67.95%		83.32%	90.69%	81.31%	85.09%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Six Months Ended August 31, 2016 (Unaudited)		For the Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$18.83		$28.20		$30.67	$23.48	$20.25	$21.66

Income from investment operations:
Net investment income(1)	0.65		0.16		0.11	0.09	0.05	0.09
Net realized and unrealized gain (loss) on investments	4.70		(8.93)		1.61	7.11	3.29	(1.50)

Total from Investment Operations	5.35		(8.77)		1.72	7.20	3.34	(1.41)

Less Distributions:
From net investment income	—		—		(0.12)	(0.01)	(0.11)	—
From net realized gain on investments	—		(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	—		(0.60)		(4.19)	(0.01)	(0.11)	—

Paid-in capital from redemption fees (Note 2)(2)	0.00		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$24.18		$18.83		$28.20	$30.67	$23.48	$20.25

Total Return(3)	28.41%		(31.38)%		5.31%	30.67%	16.59%	(6.51)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$100,066		$87,274		$174,530	$151,247	$109,940	$115,837
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.37%		1.33%		1.22%	1.26%	1.31%	1.33%
Excluding dividends and interest expense on short positions(4)	1.30%		1.25%		—	—	—	1.29%
After waivers, reimbursements and recoupments of expenses(4)	1.37%		1.33%		1.22%	1.26%	1.31%	1.33%
Excluding dividends and interest expense on short positions(4)	1.30%		1.25%		—	—	—	1.29%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	5.90	%(5)	0.63	%(5)	0.36%	0.32%	0.28%	0.49	%(5)
After waivers, reimbursements and recoupments of expenses(4)	5.90	%(5)	0.63	%(5)	0.36%	0.32%	0.28%	0.49	%(5)
Portfolio turnover rate(3)	44.10%		67.95%		83.32%	90.69%	81.32%	85.09%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2016 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price or at the latest sales price on the Composite Market for the day the security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by a pricing service. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not listed on NASDAQ shall be valued at the last sale price at the close of the OTC market.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/

or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements” and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six months ended August 31, 2016, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the six months ended August 31, 2016. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2016.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$56,776,787	$—	$—	$56,776,787
Real Estate Investment Trust	667,243	—	—	667,243

Total Equity	57,444,030	—	—	57,444,030
Short-Term Investment	3,816	—	—	3,816

Total Investments in Securities	$57,447,846	$—	$—	$57,447,846

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$191,548,227	$—	$—	$191,548,227

Real Estate Investment Trusts	—	—	—	—
Corporate Bonds	—	2,152,500	—	2,152,500
Convertible Bonds	—	8,531,875	—	8,531,875

Total Equity	191,548,227	10,684,375	—	202,232,602
Purchased Options	152,000	—	—	152,000

Short-Term Investment	3,019,652	—	—	3,019,652

Total Investments in Securities	$194,719,879	$10,684,375	$—	$205,404,254

Liabilities:
Securities Sold Short	$(25,864,211)	$—	$—	$(25,864,211)

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2016:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$152,000	Options written, at value	$—

Total		$152,000		$—

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$59,955	$142,474	$202,429

Total	$59,955	$142,474	$202,429

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$28,880	$—	$28,880

Total	$28,880	$—	$28,880

ASU 2011-11 “Disclosure about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments. The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions.

As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the period ended August 31, 2016 were as follows:

Put Options
	Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	950	142,474
Options terminated in closing transactions -	—	—
Options exercised	—	—
Options expired	(950)	(142,474)

Outstanding, end of period	—	$—

There were transactions in purchased options during the period ended August 31, 2016 were as follows:

Call Options
Contracts
Outstanding, beginning of period	—
Options purchased	1,100
Options terminated in closing transactions	(300)
Options exercised	—
Options expired	—

Outstanding, end of period	800

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2016	Year Ended February 29, 2016
Snow Capital Small Cap Value Fund	$4	$502
Snow Capital Opportunity Fund	$4	$1,458

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 29, 2016	Year Ended February 28, 2015
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$3,253,849
Long Term Capital Gain	$282,224	$8,289,493
Snow Capital Opportunity Fund
Ordinary Income	$72	$17,243,169
Long Term Capital Gain	$6,175,788	$29,828,445

As of February 29, 2016, the components of accumulated earnings on tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Cost basis of investment for Federal income tax purposes	$74,929,454	$212,769,976

Gross tax unrealized appreciation	4,527,009	14,911,577
Gross tax unrealized depreciation	(20,340,174)	(45,726,467)

Net tax unrealized appreciation	(15,813,165)	(30,814,890)

Undistributed ordinary income	—	378,007
Undistributed long-term capital gain	—	—

Total distributable earnings	—	378,007

Other accumulated losses	(2,799,820)	(34,928,542)

Total accumulated earnings	$(18,612,985)	$(65,365,425)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$190,226	$(3,421,482)	3,231,256
Snow Capital Opportunity Fund	$(524,275)	$(5,755,074)	6,279,349

At February 29, 2016, the Snow Capital Opportunity and Snow Capital Small Cap Value Funds deferred, on a tax basis, post-October capital losses of $0 and $0, respectively.

At February 29, 2016, the Snow Capital Opportunity and Snow Capital Small Cap Value Funds deferred, on a tax basis, post-December late-year ordinary losses of $0 and $70,423, respectively.

At February 29, 2016, the Snow Capital Opportunity and Snow Capital Small Cap Value Fund had short-term capital losses of $34,404,033 and $2,727,211, respectively, remaining, which will be treated as losses on the first day of the next tax year. To the extent both funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 29, 2016.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 29, 2016. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2016. At February 29, 2016, fiscal years 2013 through 2016 for both Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.15% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 28, 2017, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	1.70%	2.45%	1.45%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 28, 2017	$50,556	$—
February 28, 2018	$111,466	$—
February 28, 2019	$147,185	$—
August 31, 2019	$92,171	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2016, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$26,814	N/A
Class C	$41,526	$6,402
Opportunity Fund
Class A	$95,867	N/A
Class C	$111,191	$37,063

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the period ended August 31, 2016, and owed as of August 31, 2016 are as follows:

Fund Administration & Fund Accounting	Incurred	Owed
Small Cap Value Fund	$64,297	$18,531
Opportunity Fund	$128,483	$44,823

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the period ended August 31, 2016, and owed as of August 31, 2016 are as follows:

Transfer Agency (1)	Incurred	Owed
Small Cap Value Fund	$49,454	$19,183
Opportunity Fund	$62,271	$20,716

Custody	Incurred	Owed
Small Cap Value Fund	$5,496	$1,485
Opportunity Fund	$10,493	$6,873

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2016, and owed as of August 31, 2016 are as follows:

Chief Compliance Officer	Incurred	Owed
Small Cap Value Fund	$4,048	$1,272
Opportunity Fund	$4,048	$1,275

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Period Ended August 31, 2016	Year Ended February 29, 2016
Shares Sold	45,869	189,699
Shares issued to holders in reinvestment of distributions	—	1,189
Shares Redeemed	(155,917)	(390,469)

Net decrease	(110,048)	(199,581)

Snow Capital Small Cap Value Fund – Class C Shares	Period Ended August 31, 2016	Year Ended February 29, 2016
Shares Sold	13,006	83,939
Shares issued to holders in reinvestment of distributions	—	1,394
Shares Redeemed	(101,645)	(246,570)

Net decrease	(88,639)	(161,237)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Period Ended August 31, 2016	Year Ended February 29, 2016
Shares Sold	87,870	495,987
Shares issued to holders in reinvestment of distributions	—	3,518
Shares Redeemed	(365,241)	(1,159,846)

Net decrease	(277,371)	(660,341)

Snow Capital Opportunity Fund – Class A Shares	Period Ended August 31, 2016	Year Ended February 29, 2016
Shares Sold	14,976	552,435
Shares issued to holders in reinvestment of distributions	—	33,716
Shares Redeemed	(480,943)	(1,064,521)

Net decrease	(465,967)	(478,370)

Snow Capital Opportunity Fund – Class C Shares	Period Ended August 31, 2016	Year Ended February 29, 2016
Shares Sold	15,721	68,641
Shares issued to holders in reinvestment of distributions	—	37,575
Shares Redeemed	(263,652)	(648,152)

Net decrease	(247,931)	(541,936)

Snow Capital Opportunity Fund – Institutional Class Shares	Period Ended August 31, 2016	Year Ended February 29, 2016
Shares Sold	331,855	1,055,222
Shares issued to holders in reinvestment of distributions	—	85,467
Shares Redeemed	(828,793)	(2,694,917)

Net decrease	(496,938)	(1,554,228)

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2016 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Purchases:
U.S. Government	$—	$—
Other	$13,630,106	$84,165,317
Sales:
U.S. Government	$—	$—
Other	$26,051,692	$112,283,674

(9)	Line of Credit

At August 31, 2016, the Small Cap Value Fund and the Opportunity Fund each had a line of credit in the amount of $10,000,000 and $25,000,000, respectively, maturing August 11, 2017. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest will be accrued at the prime rate of 3.50%.

During the six months ended August 31, 2016, the Small Cap Value Fund borrowed on the line of credit on 124 days, with an average borrowing and interest rate on those days of $380,250 and 3.50%. Interest expense of $4,172 incurred during the year is included within interest expense on the Statement of Operations. During the six months ended August 31, 2016, the Opportunity Fund borrowed on the line of credit on 25 days with an average borrowing and interest rate on those days of $1,135,680 and 3.50%. Interest expense of $2,760 incurred during the year is included within interest expense on the Statement of Operations. On August 31, 2016, neither Fund had an outstanding balance on its line of credit.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund”) and the Snow Capital Opportunity Fund (the “Opportunity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Snow Capital Management L.P. the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts, as applicable to Small Cap Value Fund, and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the

Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Richard A. Snow, Nathan T. Snyder and Jessica W. Bemer, the Opportunity Fund’s portfolio managers, and Joshua R. Schachter and Anne S. Wickland, the Small Cap Value Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Opportunity Fund’s Institutional Class shares for the year-to-date, one-year, three-year, five-year and ten-year periods ended April 30, 2016. The Trustees also discussed the performance of the Small Cap Value Fund’s Institutional Class shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2016. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the S&P 500 Index for the Opportunity Fund and the Russell 2000 Value Index for the Small Cap Value Fund), and in comparison to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end mid-cap value funds for the Opportunity Fund and a peer group of U.S. open-end small value funds for the Small Cap Value Fund) (each a “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Small Cap Value Fund in terms of investment strategies. The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Opportunity Fund.

The Trustees noted that the Opportunity Fund’s performance for its Institutional Class shares for the year-to-date period ended April 30, 2016 was above the Morningstar Peer Group median. The Trustees also noted that the Opportunity Fund’s performance for its Institutional Class shares for each of the one-year, three-year, five-year and ten-year periods ended April 30, 2016 was below the Morningstar Peer Group median and, for the one-year period, was the worst of the Morningstar Peer Group. The Trustees further noted for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2016, the Opportunity Fund underperformed the S&P 500 Index.

The Trustees noted that the Small Cap Value Fund’s performance for its Institutional Class shares for the year-to-date period ended April 30, 2016 was above the Morningstar Peer Group median. The Trustees also noted that the performance of the Small Cap Value Fund for its Institutional Class shares for each of the one-year, three-year and five-year periods ended April 30, 2016 was below the Morningstar Peer Group median. The Trustees also noted that for the year-to-date and since inception periods ended March 31, 2016, the Small Cap Value Fund’s performance outperformed the Russell 2000 Value Index, but that for the one-year, three-year and five-year periods ended March 31, 2016, the Small Cap Value Fund’s performance underperformed the Russell 2000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders could benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Opportunity Fund’s operations following the Fund’s inception and had fully recouped those subsidies and had subsidized the Small Cap Value Fund’s operations following the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Opportunity Fund’s contractual management fee of 1.00% fell between the third and fourth quartiles, above the Morningstar Peer Group average of 0.88%, which fell within the third quartile. The Trustees noted that the Opportunity Fund was operating below its expense cap of 1.50% for Institutional Class shares. The Trustees observed that the Opportunity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.22% for Institutional Class shares fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.12%, which fell within the second quartile.

The Trustees noted that the Small Cap Value Fund’s contractual management fee of 1.15% fell at the top of the fourth quartile, compared to the Morningstar Peer Group average and median of 0.90%. The Trustees observed that the Small Cap Value Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.45% for Institutional Class shares fell at the top of the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.20%, which fell at the top of the second quartile. The Trustees also compared the fees paid by the Small Cap Value Fund to the fees paid by separately managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to their respective peer groups and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of each Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 29, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2016 was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	0.00%

For the fiscal year ended February 29, 2016, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004-present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	35	Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open- ended investment company with one portfolio) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	35	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with five portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014-present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010-2013).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present); Research Associate, Vista360, LLC (2010-2012).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Officer, U.S. Bancorp Fund Services, LLC (2011-present).	N/A	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Officer, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	11/4/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	11/4/2016

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	11/4/2016

*	Print the name and title of each signing officer under his or her signature.